UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

July 1, 2019

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On July 1, 2019, Diamedix Corporation, a wholly-owned subsidiary of ERBA Diagnostics, Inc. (“Diamedix”), entered into an Amendment to Purchase and Sale Agreement (the “Amendment”) with PRH Investments, LLC (“Buyer”), which amended that certain Purchase and Sale Agreement, dated June 17, 2019, by and between Diamedix, as seller, and Buyer, as buyer (the “Agreement”).

As previously reported, the Agreement contemplates the sale to Buyer of the real property owned by Diamedix located at 2115, 2127, 2140, 2141, 2150, 2160 North Miami Avenue, 2155 NW Miami Court and 38 NW 22nd Street, in Miami, Florida, and all improvements thereon (collectively, the “Property”).

In the Amendment, Diamedix and Buyer agreed that, at the consummation of the purchase and sale of the Property as contemplated by the Purchase Agreement, Buyer shall receive a $223,200 credit against the $21,750,000 purchase price for the Property.

The foregoing description of the Amendment set forth under this Item 1.01 does not purport to be complete. Such description is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 in its entirety.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. These forward-looking statements are based largely on ERBA Diagnostics, Inc.’s expectations and the beliefs and assumptions of ERBA Diagnostics, Inc.’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that:

●	Buyer may terminate the Agreement, as amended by the Amendment, during the 14 day Survey Review Period;

●	Buyer, in its sole and absolute discretion, may terminate the Agreement, as amended by the Amendment, during the 60 day Examination Period;

●	the consummation of the purchase and sale of the Property may not occur when anticipated, or at all; and

●	other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements.

Many of these factors are beyond the control of ERBA Diagnostics, Inc. See also the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC for further discussion of certain risks and uncertainties that could materially and adversely affect the Company’s business, operating results or financial condition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 10.1 – Amendment to Purchase and Sale Agreement, dated as of July 1, 2019, by and between Diamedix Corporation and PRH Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: July 1, 2019	By:	/s/ David Barka
David Barka,
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Purchase and Sale Agreement, dated as of July 1, 2019, by and between Diamedix Corporation and PRH Investments, LLC.